SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 22, 2002

Wyndham International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001
Dallas, Texas 75207
(Address and zip code of principal executive offices)

(214) 863-1000
Registrant’s telephone number, including area code

Item 5.    Other Events

On September 24, 2002, Wyndham International, Inc., a Delaware corporation, issued a press release announcing an agreement to sell thirteen hotel properties for approximately $447 million. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The hotel properties involved in the transaction are as follows:

•	Doubletree Minneapolis (Minneapolis, Minnesota)
•	Marriott Houston North at Greenspoint (Houston, Texas)
•	Marriott Philadelphia West (West Conshohocken, Pennsylvania)
•	Marriott Troy (Troy, Michigan)
•	Marriot Tyson’s Corner (Vienna, Virginia)
•	Hilton Del Mar (Del Mar, California)
•	Hilton Huntington (Melville, New York)
•	Radisson Englewood (Englewood, New Jersey)
•	Radisson Fort Magruder (Williamsburg, West Virginia)
•	Hyatt Newporter (Newport Beach, California)
•	Valley River Inn (Eugene, Oregon)
•	Embassy Suites (Chicago, Illinois)
•	Wyndham Greenspoint (Houston, Texas)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

The following Exhibit is filed herewith:

99.1    Press Release.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By:	/s/ RICHARD A. SMITH
Richard A. Smith Executive Vice President and Chief Financial Officer

Date:  September 25, 2002

EXHIBIT INDEX

Exhibit Number		Description

99.1	*	Press Release.

*	Filed herewith.